AMENDMENT NO. 14
                                       TO
                         ALLTEL CORPORATION PENSION PLAN
                          (January 1, 1994 Restatement)

               WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and as subsequently further amended (the "Plan"); and

               WHEREAS, the Company desires further to amend the Plan;

               NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth.

               1. Effective as of January 1, 1999, Section 13 of the Plan is amended by adding the following Section 13.31thereto:

13.31          Employees  of 360 Communications  Company  and its
               ---------------------------------------------------------
               Predecessors.
               -------------

      (a)      Effective Date - January 1, 1999.
               --------------

      (b)      Account - None.
               -------

      (c)      Minimum Normal Retirement Pension - None.
               ---------------------------------

      (d)      Minimum Early Retirement Pension - None.
               --------------------------------

      (e)      Minimum Disability Retirement Pension - None.
               -------------------------------------

      (f)      Minimum Deferred Vested Pension - None.
               -------------------------------

      (g)      Minimum Death Benefit - None.
               ---------------------

      (h)      Prior Plan Offset - Not Applicable.
               -----------------

      (i)      Provision  Relative  to  Section 401(a)(12)  of the Code - Not
               --------------------------------------------------------
               Applicable.

      (j) Miscellaneous - See APPENDIX FF - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF 360 COMMUNICATIONS COMPANY AND ITS PREDECESSORS which follows immediately hereafter.


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

                                   APPENDIX FF
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
             360COMMUNICATIONS COMPANY AND ITS PREDECESSORS


Notwithstanding any other provision of the Plan, effective January 1, 1999, the Plan is modified as set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after January 1, 1999 and who is listed in Attachment I to this Appendix FF.

A. Section 1.07 is modified by adding to the definition thereof the following:

      1.07FF          "Basic Compensation" shall include only amounts that
                       constitute
                      "Basic Compensation" for Plan Years beginning on or after
                       January 1, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

      1.14FF "Compensation" shall include only amounts that constitute "Compensation" for Plan Years beginning on or after
                       January 1, 1999.

C.    Section 1.37(g) is modified as follows:

      1.37(g)FF       Vesting Service

                      (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                            (i)   Service Prior to January 1, 1999:

                                  (A) Service Prior to January 1, 1976:
                                      The period, or the aggregate of the
                                      periods, listed with respect to the
                                      Participant on Attachment I to this
                                      Appendix FF, stated as years and
                                      completed months

                                  (B) Service From and After January 1,
                                      1976 and Prior to January 1, 1999:



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


                                            The Participant shall be credited
                                            with Vesting Service with respect to
                                            each period set forth with respect
                                            to the Participant on Attachment I
                                            to this Appendix FF. determined as
                                            though the Participant had been
                                            continuously during each such
                                            period an Employee of the Controlled
                                            Group and had been credited with ten
                                            (10) Hours of Service for each day
                                            of employment during such
                                            periods(s).

                               (ii) Service From and After January 1, 1999: In accordance with the provisions of
                                      Section 1.37(g).

                              (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in in respect of any single period or otherwise.

D.    Section 1.37(d) is modified as follows:

      1.37(d)FF       Benefit Service

                      (a) The amount of the benefit payable to or on behalf of
                          a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                              (i)  Benefit Service Prior to January 1, 1999:
                                   None.

                             (ii) Benefit Service From and After January 1, 1999: In accordance with the provisions of Section 1.37(d).

E.    Section 1.37(f) is modified as follows:

      1.37(f)FF       Eligibility Year of Service

                      (a) A Participant's Eligibility Years of Service under
                          the Plan shall be determined in accordance with the following:

                              (i) Service Prior to January 1, 1999: The


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
                                  Participant shall be credited with
                                  Eligibility Years of Service with respect to each period set forth with respect to the Participant on Attachment I to this Appendix FF determined as though the Participant had been credited with ten
                                  (10) Hours of Service for each day of
                                  employment during such period(s).

                             (ii) Service From and After January 1, 1999:
                                  In accordance with the provisions of
                                  Section 1.37(f).

                            (iii) Notwithstanding any other provision of the
                                  Plan, there shall be no duplication of
                                  Eligibility Years of Service under the
                                  Plan by reason of any restoration of,
                                  crediting of, or granting of service in
                                  respect of any single period or otherwise.

                  2. Effective as of July 2, 1999, Section 13 of the Plan is amended by adding the following Section 13.32 thereto:

13.32           Employees of Aliant Communications Inc.and its subsidiaries
                -----------------------------------------------------------

         (a)    Effective Date - July 2, 1999.
                --------------

         (b)    Account - None.
                -------

         (c)    Minimum Normal Retirement Pension - None.
                ---------------------------------

         (d)    Minimum Early Retirement Pension - None.
                --------------------------------

         (e)    Minimum Disability Retirement Pension - None.
                -------------------------------------

         (f)    Minimum Deferred Vested Pension - None.
                -------------------------------

         (g)    Minimum Death Benefit - None.
                ---------------------

         (h)    Prior Plan Offset - Not Applicable.
                -----------------

         (i)    Provision Relative to Section 401(a)(12) of the Code - Not
                ----------------------------------------------------------
                Applicable.
                -----------

         (j)    Miscellaneous - See APPENDIX GG - SPECIAL PROVISIONS
                -------------
                APPLICABLE TO CERTAIN EMPLOYEES OF ALIANT COMMUNICATIONS INC.




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

            AND ITS SUBSIDIARIES which follows immediately hereafter.


                                   APPENDIX GG
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
                 ALIANT COMMUNICATIONS INC. AND ITS SUBSIDIARIES

Effective July 2, 1999, certain employees of Aliant Communications Inc. and its subsidiaries became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective July 2, 1999, the Plan is modified as set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after July 2, 1999, and who, on or before July 1, 1999, had service credited for vesting purposes under the Plan for Employees' Pensions of Aliant Communications Co.

A. Section 1.07 is modified by adding to the definition thereof the following:

     1.07GG "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after July 1, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

     1.14GG "Compensation" shall include only amounts earned (as an Employee of an Employer) after July 1, 1999.

C.   Section 1.37(g) is modified as follows:

     1.37(g)GG            Vesting Service
                          ---------------

                 (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                      (i) Service Prior to January 1, 1999: An Employee's period(s) of employment prior to January 1, 1999, shall be counted as Vesting Service to the extent of the number of whole one-year periods that are credited as of December 31, 1998, to such Employee under the provisions of the Plan for Employees' Pensions of Aliant Communications Co. as in effect from time to


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

                             time (the "Aliant Plan") as "Continuous
                             Service," as such term is defined in the Aliant
                             Plan.

                       (ii)  Service From January 1, 1999, to July 1, 1999:
                             For purposes of determining a Vesting Year of Service for the Plan Year ending December 31, 1999, an Employee shall be credited for the Plan Year ending December 31, 1999, with a number of Hours of Service equal to the number of "Hours of Service," as defined in the Plan for Employees' Pensions of Aliant Communications Co. as in effect on December 31, 1999, (the "Pre-2000 Aliant Plan"), credited to such Employee under the Pre-2000 Aliant Plan for purposes of determining "Continuous Service," as defined in the Pre-2000 Aliant Plan, with respect to the period beginning January 1, 1999, and ending July 1, 1999.

                     (iii) Service From and After July 2, 1999: In accordance with the provisions of
                             Section 1.37(g).

                      (iv) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.    Section 1.37(d) is modified as follows:

      1.37(d)GG            Benefit Service
                           ---------------

                 (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                       (i)   Benefit Service Prior to July 2, 1999:  None.

                      (ii) Benefit Service From and After July 2, 1999: In accordance with the provisions of
                             Section 1.37(d).


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


E. Section 1.37(f) is modified as follows:

   1.37(f)GG            Eligibility Year of Service
                        ---------------------------

               (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                        (i) Service Prior to July 2, 1999: With respect to periods of employment occurring prior to July 2, 1999, an Employee shall receive credit under the Plan for purposes of Eligibility Service for service similarly credited for purposes of eligibility to participate under the Plan for Employees' Pensions of Aliant Communications Co. as in effect as of the relevant time (the "Aliant Plan") in the same manner as provided in Section 1.37(g)GG(a)(i) and (ii), modified, however, to reflect that both the Plan and the Aliant Plan determined eligibility service using the hours method and a computation period that adjusts from the first anniversary of employment to the plan year.

                       (ii) Service From and After July 2, 1999: In accordance with the provisions of
                              Section 1.37(f).

                      (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

      IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29 day of December, 1999.


                                                  ALLTEL CORPORATION




                                 By: /s/Joe T. Ford
                                    --------------------------------------------
                                     Title:


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